Exhibit 99.1

Project Sol : Agreed Upon Procedures Report

Reliance Restricted

09 June 2016

Reliance Restricted                                                                         09 June 2016

[ ˜ ]
Engencap Holding, S. de R.L. de C.V.
Antonio Dovali Jaime No. 70 Torre A
Col. Santa Fe
Delegación Alvaro Obregón
01210 Mexico, D.F.

Dear [ ˜ ]

Engencap Holding - Agreed Upon Procedures

In accordance with your instructions, we have performed the work set out in our engagement letter dated April 11th, 2016 to assist you with performing the Agreed Upon Procedures in connection with the analysis required by a potential finance provider regarding: i) Engencap Holding S. de R.L. de C.V., ii) Engencap Fin SOFOM and iii) Engencap S. de R.L. de C.V. (the “Company”).

Scope and nature of our work

The scope and nature of our work, including the basis and limitations, are detailed in our engagement letter. The scope of work performed together with any limitations to the scope encountered during the course of our work, are summarized in the Scope limitation section of this report.

Our report

Our financial, risk, fraud and IT agreed upon procedures report on the matters within the agreed scope is comprised of Transaction Insights, where we summarize our key findings together with references to the supporting analysis, and present our points of view relevant to your stated key objectives.

Our field work represents analysis performed as of May 6, 2016. Therefore our report does not take account of events or circumstances arising after that date.

Information received

All the information we have received is the responsibility of the Company’s management. We have not sought to establish the reliability of information.

given to us except as specifically stated in the report.  Consequently, we give no assurance on such financial, operating and supplementary information.

References to [ ˜ ] in the report relate to our findings and analysis and do not indicate that we take any responsibility for the information concerned or are assembling or associating ourselves with any financial, operating or supplementary information including prospective financial information.

Purpose of our report and restrictions on its use

This report was prepared on the specific instructions of the directors of Engencap Holding., solely for the purpose of comply with the requirements set out by a potential finance provider and should not be used or relied upon for any other purpose. As set out in our engagement letter, it should not be quoted, referred to or shown to any other parties except:  (i) Engencap Holidng’s employees and professional advisers, (ii) Engencap Holidng’s affiliates and their employees and professional advisers, in each case solely for the purposes of the proposed Transaction by Engencap Holding’s provided that each affiliate and adviser are informed and agree before being provided with a copy of this report or any part of it that we assume no responsibility or liability to them in respect of the contents, those persons covered by a signed release letter agreeing that we have no liability to them with respect to the contents of this report, or those persons who are covered by a signed duty of care letter which we have agreed with them) unless so required by court order or a regulatory authority, without our prior consent in writing.

If unauthorized persons choose to rely upon any of the contents of this report they do so at their own risk.

Yours faithfully,

[ ˜ ]

Contents

Overview		4

	1. Scope and Scope Limitations	5

Agreed Upon Procedures		8

	1. Financial	9

	2. Risk Management	56

	3. Fraud	75

	4- IT	82

Appendices		85

	A. Abbreviations	86

Overview

1. Scope and scope limitations Overview

Overview

Scope and scope limitations

Scope

The scope of work was established by Engencap Holding (Engencap) to assist in the compliance with the [Loan Agreement] to be signed with a third party for finance purposes.

The Historical Period analyzed includes figures from Jun15 to Apr16 and refers to the following entities:

i)                                         Engencap Holding S. de R.L. de C.V.,

ii)                                      Engencap Fin SOFOM and,

iii)                                   Engencap S. de R.L. de C.V. (the “Company”).

The source of our work, findings and observations discussed throughout this report are based on the analysis on specific financial, accounting, risk, operational and supplementary information provided by the Company through a internal depository, e-mail and physically on site visits.

The agreed upon procedures were performed by: (i) analyzing financial information provided by the Company, (ii) questions and answers exchange with Company’s Management through e-mail, and (iii) meetings and conference calls with Management.

Agreed Upon Procedures (AUP)

The AUP were designed to focus on the business requirements included in the [Loan Agreement] to be signed with a potential finance provider. These procedures are comprised of:

i)                                         Financial

•                                          Policies and procedures

•                                          Collections and cash application

•                                          Audits - internal and external

•                                          Accounting entries regarding the sale/purchase of loan or lease

•                                          Corporate governance of the SPE

•                                          Reconciliation of seller/originator name and state of incorporation to the UCC Financing Statement

Overview

Scope and scope limitations

Scope (continues)

ii)          Risk

•                                          Credit file review

•                                          Aging

•                                          Write offs/loss recognition

•                                          Recalculation of key fields / items

•                                          Stratification tie out

iii)         Fraud

•                                          Control environment

•                                          Communication and training

•                                          Risk assessment

•                                          Fraud control monitoring

iv)         Information Technology and Systems

•                                          Disaster recovery plan

•                                          Significant changes to the computer systems

•                                          Limitation on system access to employees

•                                          Limitation to unauthorized traffic

•                                          Incident reporting regarding any security intrusion

[ ˜ ]

Overview

Scope and scope limitations

Scope limitations

The engagement was limited to the procedures outlined in the Agreed Upon Procedures (AUPs) Performed section of this Report and, accordingly, we did not investigate, review or analyzed matters that have not been addressed into such procedures.

Please note that certain limitations were experienced while performing the AUPs, such as:

i)              Delays from Management on the delivery of financial, operative and risk management information

ii)             Limited access was granted to certain documents due to confidentiality as they were previously owned by GE. (e.g. Internal Policies and procedures, SOP, external auditors’ working papers, portfolio reports, supplementary operative information, reports, among others.)

iii)            Additional meetings with Management were required to clarify unreconciled differences noted in the information provided, such as: i) accounting records, credit files and PMS supplementary reports.

All amounts presented are in Mexican Pesos (MxP$) and in thousands ($000s), unless otherwise noted.  Due to rounding, certain tables within this Report may have insignificant differences

Agreed Upon Procedures

Financial Agreed Upon Procedures

1.         Policies and procedures

2.         Collections and cash application

3.         Audits - internal and external

4.         Accounting entries regarding the sale/purchase of loan or lease

5.         Corporate governance of the SPE

6.         Reconciliation of seller/originator name and state of incorporation to the UCC Financing Statement

Collection process and cash application review

Agreed Upon Procedures - Financial

Collections and cash applications - Contracts (account schedule) - sample selected

2.2.4 On the 10 largest accounts in USD and the 10 largest accounts in MXP accounts from the aging sample: (i) Request that Management prepare a schedule summarizing collections for the most recent month; (ii) Verify the accuracy of the schedule by tracing this information to the bank statements and accounting records; (iii) Note any delays with these payments being deposited directly to the bank accounts outlined in the transaction documents

Overview of methodology of selection:

►                                    According to the AUP and the agreed communications between[ ˜ ]and GS we selected the 10 largest contracts in USD and the 10 largest in MXP, this selection was performed considering the information provided as of June 2015 and updated as of February 2016.

►                                    In order to understand and validate, that the collection process and the cash receipt and application process has not changed during the historical period, we requested two additional contracts to be tested; both contracts are in USD and one of them has an origination date as of November 2015. (Items 21 and 22)

► From our sample of 22 contracts, we identified one contract (A) (#7786715001) that has been excluded from the transaction perimeter. [ ˜ ]

►                                    [ ˜ ]

►                                    Please note that the Net Book Value (NBV - ExcFas91) as of March2016 of the following contracts is higher than the NBV recorded on February 2016 : AS #7771504001 and AS #3809032150. Mainly given that the cash application date was entered after the monthly closing date. We have no visibility if this situation came up for other AS.

Collection process and cash application review

Cash deposits validation collection process (WebCash report)

2.2.5 - For the collections in the 20 account sample please provide the following: (i) documentary support regards the application and processing of receipts, (ii) accounting records showing the application of receipts and (iii) the time period for receipt application and processing.

►         The table on the top presents summarized the collection deposits for our 22 contracts selected.

►         As part of our procedures, we verified that all deposits (amount and date) reported on the WebCash application ties up to the Bank Statement issued by each institution. As result of this validation procedure we did not identified any differences or inconsistencies between the deposits. However one of our contract selected, is paid on a Quarterly basis, which means that the most recent payment occurred on January. For those quarterly contracts we validated the cash application with the WebCash report.

(A) These cash deposits were made on different days on the month

Cash Deposits - WebCash Report

►         The cash collection process begins when the clients pays (according to the contractual due date) the value of the loan or lease according to the amortization schedule. In order to identify each cash deposits, we understand that Management uses “WebCash”, an application used for searching bank accounts information (deposits, transfers, etc.)

►         Once the cash has been received at the corresponding bank account, the cash collection staff identifies the deposit received with the corresponding Account Schedule (AS). Please note that it is possible that one single client has different account schedules; as it occurred with the items selected #1 and #21 of our sample.

►         [ ˜ ]

Contract Value Amount

In all cases the contract value amount received were properly identified and applied to the corresponding client and account schedule..

Agreed Upon Procedures - Financial                                                            Corporate Governance

Reconciliation of seller / originator name and state of incorporation to the UCC Financing Statement

6.1.1       Inquire of Management regarding whether such loans and leases to be purchased were originated by any corporate/legal entity other than the Originator(s) specified in the Agreement.

Meetings were held with the Compliance and Legal Department responsible personnel as follows:

[ ˜ ]

[Management] confirmed that from FY14 to date, there was not difference among the legal entity, which the finance was granted and the current client related to the same agreements for the clients included in our sample.

As a part of our procedures at Risk Management, confirmation of such statement was obtained as no differences were noted among legal entities from the origination date and the current beneficiary of such finance as documentation support was identified in the related file.

6.2.1       Inquire of Management regarding the existence of events such as mergers, acquisitions, asset sales, or any changes in corporate names, location of chief executive offices, location of books and records relative to receivables, in the description of the assigned collateral attached to the UCC Financing Statements, etc. that could necessitate the re-filing or amendment of UCC financial statements

[ ˜ ]

Change in corporate structure

[ ˜ ]

[ ˜ ] was recently acquired [ ˜ ]. File was updated accordingly.

6.3.1       If such events have taken place with respect to the 10 accounts sampled obtain evidence that the UCC statements were re-filed / amended.

Verify that the Seller’s and Originator’s names and states of incorporation are the same as the original names and states of incorporation stated on the UCC Financing Statements

[ ˜ ].

Agreed Upon Procedures - Financial

Reconciliation of Seller/Originator name and state of

incorporation to the UCC Financing Statement

Reconciliation of seller / originator name and state of incorporation to the UCC Financing Statement

Reconciliation of seller originator name and state of incorporation in compliance with the Mexican Code of Commerce

Contract number	Client name	Product type	Contract Type	Collateral type	Collateral required	Evidence of collateral registration		Collateral Details State of registration
3809032144	[ ˜ ]	FLTOPR	Operating Lease	Mechanical Assembly Equipment	n.a.	n.a.
3809032150	[ ˜ ]	SGLINV	Operating Lease	Machining Center	n.a.	n.a.
3815079019	[ ˜ ]	OPERLS	Operating Lease	Forklift Trucks	n.a.	n.a.
3819020001	[ ˜ ]	TTIREG	Loan	Real Property (Land and Building)	Yes	PPR	Public Property Registry No. [ ˜ ], Vol. [ ˜ ], Book 4. Dated [ ˜ ]	Nuevo Leon, Mexico
5896461006	[ ˜ ]	TTIREG	Loan	Non-woven textile	Yes	PPR	Public Property Registry No. [ ˜ ], Vol. [ ˜ ], Book [ ˜ ]. Dated [ ˜ ]	Tula de Allende, Hidalgo
5899312005	[ ˜ ]	SGLINV	Operating Lease	Power generating	n.a.	n.a.
5924323019	[ ˜ ]	TTIREG	Tax Finance Lease	Transit bus	n.a.	n.a.
7742276003	[ ˜ ]	TTIREG	Loan	All assets	[Open]	Trust Fund	Trust fund No. [ ˜ ] dated [ ˜ ]	n.a
7743905003	[ ˜ ]	TTIREG	Loan	All assets	[Open]	Trust Fund	Trust fund No. [ ˜ ] dated [ ˜ ]	n.a.
7749703020	[ ˜ ]	OPERLS	Operating Lease	Oil/Gas processing equipment	n.a.	n.a.
7755408007	[ ˜ ]	OPERLS	Operating Lease	Cogeneration	n.a.	n.a.
7771298004	[ ˜ ]	OPERLS	Operating Lease	Light Duty Truck	n a.	n.a.
7771504001	[ ˜ ]	SGLINV	Operating Lease	Medium Duty Truck	n.a.	n.a.
7771583010	[ ˜ ]	TTIREG	Tax Finance Lease	Food freezer	n.a.	n.a.
7780197009	[ ˜ ]	SGLINV	Operating Lease	Storage EMC	n.a.	n.a.
7780424008	[ ˜ ]	OPERLS	Operating Lease	Presses - Stamping	n.a.	n.a.
7783784001	[ ˜ ]	TTIREG	Loan	Press - Printing	[Open]	Trust Fund	Trust fund No. [ ˜ ] dated [ ˜ ]	n.a.
7786715001	[ ˜ ]	TTIREG	Loan	Offshore or inland marine	[Open]	Mortgage	Mortgage agreement dated Nov. [ ˜ ], [ ˜ ] over the ship called “[ ˜ ]”	n.a.
7788605008	[ ˜ ]	SGLINV	Operating Lease	Gas turbine engines	n.a.	n.a.
7811289003	[ ˜ ]	TTIREG	Loan	Software	n.a.	n.a.
7818000001	[ ˜ ]	TTIREG	Tax Finance Lease	Broad/media editing	n.a.	n.a.

Source: Provided by Management

Ref Clients fees and collateral review for UCC purposes - Section AP - Agreed Upon Procedures

Risk Agreed Upon Procedures

1.         Credit File Review

2.         Aging

3.         Write offs / loss recognition

Agreed Upon Procedures - Risk                                   Credit File Review

Credit File Review

1. Credit File Review

We held meetings with the following personnel:

[ ˜ ]

For the credit file review 53 accounts were selected to confirm adherence to the underwriting criteria as described by the credit origination policies.

Agreed Upon Procedures - Risk                                   Credit File Review

Credit File Review

I.  Credit File Review

The AUP scope was based on a sample of 51 accounts from the analysis performed during the binding offer, in the process of review, we added 2 new accounts to the sample in order to analyze Engencap new originations.

For the credit file review, 53 accounts were selected to confirm adherence to the underwriting criteria as described by the credit origination policies.

The sample comprised 11 LOANS (21%), 10 TAX FINANCE LEASE (19%) & 32 OPERATING LEASE (60%) from the 41 top exposures, 10 randomly selected & 2 new originated economic groups. We verified the information contained in the credit file and its match with the data in the company’s underlying system of record as well as the corresponding receivable characteristics reported on the data tape as of February 2016. Specifically, we analyzed the contracts for the following:

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

II.                                      Judgmentally select 50 accounts, and confirm adherence to the underwriting criteria as described below. The sample should be comprised of a minimum of 25% financial leases, 25% operating leases, and 25% loans, with representation from a least one of the top obligors and economic groups. Verify that the key information contained in the file matches the data in the company’s underlying system of record as well as the corresponding receivable characteristics reported on the pool tape. Specifically, analyse the accounts for the following:

Procedures	Work performed
Review of Signed lease / loan contract

We reviewed 53 contracts, 2 were out of the sample because they do not belong to Engencap’s portfolio.

-         For the sample of 51 credit review files, we reviewed: a) Instruction Letter, b) Master contract, c) Annex & Promissory Note (if it applies), d) Invoices & Insurance Policies and e) RPP or RUG Filing. For 47 contracts we additionally reviewed f) Know your Customer Formats.

For contract 7767343050 KYC does not apply since it is a public: company

Confirm obligor name	Obligor name was confirmed for each contract (annex and master contract for leases and simple credit contract for loans)

Confirm economic group name	Economic group name confirmed for each contract found in the Write Up document (WUP)

Lease / loan contract date and first payment date (tie data tape to lease / loan contract) Lease / loan gross capitalized cost Lease / loan original amount

Contract date and first payment date confirmed for each contract (found in the annex for leases and simple credit contract for loans) and confirmed whit the Feb. 16 Data Tape

We tied the current flow streams from the promissory note, if available, or from the annex and calculated a proxy for the gross capitalized cost for leases and for the gross capitalized cost for loans.

Lease/loan original amount confirmed for each contract (Promissory Note preferred for this confirmation, in case of no existence, the data was taken from the annex or from the credit contract)

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed
Amount of down payment	Amount of down payment was confirmed for each contract (Annex or the credit contract)
Equipment Type (tie data tape to lease / loan contract) and model	Equipment Type confirmed (Found in the invoices)
Calculate the number of monthly payments that have been made (seasoning)	Number of monthly payments that have been made were calculated and compared with Feb 16 Data Tape.

Recompute the original maturity date based on the Contract Date and the Original Term as per the Lease / Loan File. The Original Maturity Date will be deemed to be in agreement if the difference is less than 10 days

Original maturity was recomputed using the annex of each contract. It was confirmed for the 53 contracts is in agreement.

Confirm equal monthly payments	Confirmed, not all contracts have equal monthly payments (Found in the Promissory Note or from the annex or simple credit contract in case of non-existent Promissory Note).

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed
Confirm contract residual value, base rent and original term where applicable (tie data tape to lease contract)

Confirmed contract residual value, base rent and original term (Found in the annex for leases or credit contract for loans) and compared to the Feb. 16 Data Tape.

-        We reviewed the 53 accounts and a specific contract, 262016001, which reached its maturity date on March 2016.  For this specific contract, we found no evidence of the realized residual value, since it was found to be an evergreen contract at the PMS aging review.

[ ˜ ]

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed

Confirm evidence of perfection: RUG Filing/ Title. (Note owner named on title and lienholder on your worksheet)

Confirmed in the cases that apply (just for loans). We found 11 loan contracts that should have a collateral guaranty document. We found evidence of collateral guaranty for 10 loans, except for contract number 7943502001 for which the above document does not apply since it is a restructured fleet transaction, which was not part of the current portfolio.

Analyse if there is any evidence that the lease or loan has been pledged to a third party.	Evidence was found in the Credit Contract for 1 specific case an it is between GE companies.

Confirm evidence that the loan and lease contract meets all eligibility criteria per the documents (tie to credit policies)

We reviewed 53 contracts which included two recently originated contracts and confirmed that eligibility criteria per the documents was followed.

We have the following comments:

►   File contract 7811289002 is a Cession Agreement by an IT company. Cession Agreement contracts follow a different filing procedure.

Validate the realized and expected cash flows for the loan / lease contract with the underlying lease agreement

Validate recoveries for the loans / leases (if any) are correctly represented in the “Recovery Analysis” data provided by the Company

Confirmed with the Feb. 16 Data Tape and the financial information found in the Annex of the credit contract

Validated using PMS collection system up to march. 16 (string flows were taken from the original and current account contract schedules

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.          Credit File Review

Procedures	Work performed

Document the following in the exhibit:

Validate that the expected residual value and realized residual value (as appropiate) for the leases are represented accurately in the “Residual Value Realization” data provided by the Company on the datatape matches with what is present on the file.

Confirmed with the Feb.16 Data Tape and the financial information is found in the Annex of the Master Contract.

What credit information is there on the lessee or loan counterparty? Is the information maintained in the file consistent with the underwriting requirements contained in the credit and collection policy?

According to Policies, we were able to confirm compliance for the two newly originated contracts. For the other 51 contracts there is evidence of Financial Statements in the Write Up document (WUP)
Credit score for each obligor and economic group	Information is found in the Write Up (WUP).
Cross-default or parent guarantees for each obligor and economic group Any other credit information as applicable

Information related with cross-default or parent guarantees is documented at the Master Contract and the Annex for Leases, and at the Master Contract for Loans, if these cross-default or parent guarantees apply.

For each of the selected files, test the file contents versus the Company’s Loan and Lease Approval criteria and documentation requirements, document findings. Note any exceptions. What are the company’s policies regarding making underwriting exceptions? Are underwriting exceptions tracked or documented in the underwriting system? Which employees have the authority make an underwriting exception?

We reviewed underwriting Credit Analysis exceptions using RAC’s and Rating Override Analysis, when applicable. We reviewed which employees have the authority make an underwriting exception.

Obtain from the Company a report of new loans and leases originated by quarter for the last four quarters by risk score detailing the average loan and lease size, number of loans and leases and the approval rate.

We reviewed the 2015Underwriting Dashboard & we made the following analysis: NBV as of March 2016 of Originated Loans and Leases

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed

Note any exceptions. What are the company’s policies regarding making underwriting exceptions? Are underwriting exceptions tracked or documented in the underwriting system? Which employees have the authority make an underwriting exception?

Rating Override procedure and credit authority approvers are documented in Credit Policies.

We reviewed for the 53 contract sample Rating Overrides documented in data tape as of March 2016 (SIEBEL) and the corresponding credit authority approval. We found two documented overrides:

►   Customer number 000102454 from OR2 to OR12

►   Customer numbers 000103433, 691157776, 691367143 & 691367135 from NA to OR7

Note: The initial rating of the above customers is NA and the credit policy establishes that if the customer is a subsidiary of a publicly traded entity (ultimate parent), the credit decision can be made using information of the publicly traded entity and the override can be performed using the ultimate parent rating.

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed

Note any exceptions. What are the company’s policies regarding making underwriting exceptions? Are underwriting exceptions tracked or documented in the underwriting system? Which employees have the authority make an underwriting exception?

Request the Company’s procedures for the disbursement of cash upon origination of a new Loan or Lease and record your findings. Request from the Company a summary of the controls they use to ensure each loan and lease is accurately and completely recorded

We compared the three economic groups that presented a recent rating override and its record in March 2016 data tape (SAM):

We tested disbursement procedures for two new originated contracts 7972474012 & 7972177001 credit files.

Agreed Upon Procedures - Risk	Credit File Review

Credit File Review

I.                                        Credit File Review

Procedures	Work performed

If available, obtain the company’s quality control policy and procedures including any reporting from Management summarizing income verification policy exception rates, as well as any quality control reviews or checklists in use in this area by the Company. Briefly summarize this information in your report or include it via exhibit.

We analyzed income verification using Write Up (WUP) documents for credit origination.

Discuss how invoices/statements are prepared to ensure the accuracy of customer, payment amount due, remaining balance and other terms.	Discussed with management.. We reviewed invoices/statements that are prepared for a 20 contract sample.

Review the monthly account statements delivered to the obligor for [20] randomly selected accounts.	We reviewed monthly account statements for Q1 2016 for 20 accounts, we also reviewed April 2016 for some accounts.

Is the obligor being billed each month for payments in accordance with the underlying loan or lease agreement? Document the payment hierarchy observed.

We found that not all obligors are billed in a monthly or quarterly basis, there is a pool of specific credits, called special accounts that need previous authorization from the obligor to send the invoice (payment requests number).

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.                                    Aging Review

We held meetings with the following personnel:

Cash Management Manager - [•]

Credit Leader - [•]

For the aging review 30 accounts (from the 53 accounts reviewed for the credit file review) were selected to confirm adherence to the aging criteria as described by the collection policies.

As of March 2016, the sample comprised 27 accounts “current” (90%), 2 accounts 30+ (7%) & 1 account 60+ (3%):

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.                                    Aging Review

Procedures	Work performed
Include a description of the Aging methodology in your report.	We reviewed collection policies and PMS last 12 months trend screenshots. ► We compared the 7 accounts that were delinquent at PMS trend with the Data Tape aging and the PMS Delinquency Days:

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.                                    Aging Review

Procedures	Work performed
Verify that the aged amount represents the entire receivable balance and not just the past due payment(s).

For leases the aged amount represents the amount of all unpaid rentals to satisfy the terms of the contract, for loans it represents the full net book value of the deal. We reviewed it in March.16 Data Tape.

Determine the hierarchy or spread of a payment that is made (what is taken first, second, etc.) and how much of a payment must be received to move the aging bucket. Judgmentally select [30] accounts randomly from among the various aging categories at the cutoff date, and:

Management explained that collection application is determined by the date of invoice that is paid.
Determine if the accounts are being properly aged in accordance with the terms and methodology.

We made a comparison between PMS last 12 months trend (WIP for customer) with February and March 16 Data Tapes payment trend. This analysis was made for 8 accounts that were 30+ or more past due day; the other 22 accounts from the sample were current for these months.

Note any accounts that may be aged in a non-conforming manner.	We reviewed aging behavior in buckets of 30+, 60+, 90+, 120+, 150+ & 180+ since origination for the 30 accounts and we found that every account had been aged in a conforming manner.
Ascertain compliance with the Eligible Receivable definition for each sample item.

We reviewed compliance with the Eligible Receivable definition for each sample item and for the 30 accounts, since origination, and we found that every account used eligible receivable definition. Must common type of receivables are:

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.         Aging Review

Procedures	Work performed

Test that collection efforts were made (and documented) in accordance with Company policy (for all delinquent accounts).

We reviewed for the first quarter 2016 binnacles for all 30 accounts and specifically for the 7 accounts that were 30+ or more past due days (delinquency details are in page 84). We confirmed collection efforts were made and documented.

Judgmentally select a sample of accounts that were aged 1 or more days past due at the end of a given month and were current at the end of the following month and determine the reason for such aging to current status and confirm adherence with Company Policy.

We reviewed the aging process for the sample of 30 accounts, specifically we analyzed when they were aged 1+ day at the end of a certain month and the way they returned to current status. We certified that payment of the 1+ day delinquent receivable was the reason to return to current status.

Discuss with management the reports that are maintained regarding account modifications, extensions, or restructures. Obtain such reports during the review period for loans and leases included in the Asset backed facility, noting any trends.

Discussed with management. We reviewed contract 5896461006 credit file and reports related to its restructure.

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.                                    Aging Review

Procedures	Work performed
On the 30 contract sample, we found a restructure, contract 5896461006, which was documented on the system since September 2014:

Including extensions / payment deferrals, due date changes, and modifications which occurred during the review period and note whether Company policy and procedures were followed.	► We found comments in the PMS system about a receipt generated due to a security deposit related with the restructure applied to customer 000103252 in above contract:

► We also found evidence of the payments that were made by the client due to restructure costs and security deposits:

Agreed Upon Procedures - Risk	Aging Review

Aging Review

II.                                    Aging Review

Procedures	Work performed

Judgmentally select [30] loans and leases including extensions / payment deferrals, due date changes, and modifications which occurred during the review period and note whether Company policy and procedures were followed. Test compliance with lifetime extension limits.

We could not find any lifetime extension in the 30 contract sample.

Provide an item by item listing of each review and the number of months each loan or leases was extended, had a due date change, payment deferral, or account modification (i.e. changes to interest rates or payment terms).

For contract 5896461006 we just found changes in the interest rate, they also conducted a new trust in the last quarter of 2014 for a guaranty extension.
Discuss with management the fees that might be incurred by the obligor at origination or due to delinquency (i.e. origination fees, late fees, NSF fees, etc.).	We obtained a summary of all fees that might be incurred by the obligor.

Additionally, discuss with management the process or ability for certain fees to be waived as a customer courtesy.

Select a sample of [30XX] delinquent (30+ DPD) loans and leases, and document / confirm the application of all fees incurred for the three-month period ended Jan 30 2016.

We reviewed late fees that were waived as customer courtesy, this is documented in Engencap code fees field reports.

All fee codes that apply are found in Engencap code fees field reports for the 3 month period ended Jan 30, 2016.

We found late fees waived for some customers, the “interest payment due” and its corresponding “sales tax on interest”:

•                                For contract number 2620160001 we reviewed waived late charges and VAT taxes generated by the late charge due to a wrong cash application:

In the testing, please document if a certain fee was waived by customer and include the reason for waiver.

We verified the DOAs (delegations of authorities) approved by GECA and the waiver was made by the authorized collection manager.

Agreed Upon Procedures - Risk                                   Aging Review

Aging Review

II.         Aging Review

Procedures	Work performed
Obtain from the Company a paid ahead report (greater than 60 days paid ahead) as of the last day of the review period and note why accounts are considered paid ahead.	We reviewed the 30 days ahead report as of February 2016 for delinquency future behavior and compared it with data tape as of March 2016 for DLQ driver accounts:

Agreed Upon Procedures - Risk                                   Write-offs/Loss Recognition Review

Write-offs/Loss Recognition

III.        Write-offs/Loss Recognition

Procedures	Work performed

Inquire with management regarding Company policy and procedure controls that are in place over delinquent or charged off receivables, and that reasonable collection efforts continue after the date of charge-off or delinquency. Briefly describe the results of your inquiries and discussions with management.

We reviewed the Collections and Write-offs policy. We inquired and discuss with management about the existence of write-offs. Currently there are no write-offs.

►             The administration told us that all the information related to charge-offs, recoveries & specific reserves for write offs analyzed during the review period are not anymore available, since these write off were not part of the transaction.

Obtain a summary of the allowance for credit and loan / lease losses for the review period and summarize beginning balance, additions, charge-offs, recoveries and ending balances as applicable. Inquire of management as to any unusual trends noted.

We reviewed specific reserves for the only case still in Engencap’s portfolio, Economic Group 1308. On September 30, 2014 an “Allowance for loan and lease losses quarterly assessment” was performed. Specific reserves for 1.32 MM of USD were created for this economic group.

Economic Group 1308 was at Administrative Delinquency Status and the only one which had a specific reserve.

Obtain from management the largest write-offs over the last five years. Did the write-offs occur within the timeframe specified by the Credit & Collection Policy? Note in which aging bucket these receivable amounts were recorded at the time they were written-off. Be sure to include the date of the write-off in your analysis. Include this analysis as an exhibit to your report. Review files on each loan and lease and compare the loan and lease balances at write-off to the recovery proceeds, if any. Note differences and reasons for differences in loss, if any.

We reviewed the payment behavior of account schedule 2619978001 of the above mentioned Economic Group since origination, and it was for all months till December 2015 a current account. Currently, due to a request to change company’s name which was not performed immediately; the customer did not receive correct invoices and it could not pay the last three invoices since January 2016. Such situation has been attended and the client will be invoiced correctly by the end of May 2016.

For the review period, agree the total amount of charge-offs to source documentation.	For the review period, there are no charge-offs or specific reserves for customers in Economic Groups.

Appendices

1. Appendix A: Abbreviations

Abbreviations

AFS	Audited Financial Statements
AML	Anti Money Laundering
AUP	Agreed Upon Procedures
BS	Balance Sheet
C.A.L.C.	Commercial Finance application which supports the collection, litigation, recovery and customer service functions based on PMS platform.
C.L.L.	Commercial Leasing and Lending
CF	Cash Flow
CT	Closing Trend
DT	Data Tape, Portfolio detailed information by client
Engencap / The Company	Engencap Holding S. de R.L. de C.V., Engencap Fin SOFOM and Engencap S. de R.L. de C.V.
IMR	Internal Meeting Review
IFRS	International Financial Standards
MXP $000 / MXN $000	Thousands of Mexican Pesos
MFRS	Mexican Financial Reporting Standards
Management	Engencap’s Management: [ ˜ ]
MJES	Manual Journal Entries
NBV	Net Book Value
NPV	Net Present Value
OR	Obligor Raiting
PD	Probability of Default
PMS	Portfolio Management System
SAM	Strategic Account Management System
SAS	Statistic and Analytics System
SD	Security Deposit
Siebel Row	Platform used to register and gather all the information needed for booking every deal before funding.
SOP	Standard Operating Procedure

Abbreviations

Tralix	Platform where valid invoices (according the Mexican fiscal law) are available to download or to send to the customer
USD $000	US Dollars (thousands)
WebCash	Application used for searching bank accounts information (deposits, transfers, etc.).
VAT	Value added tax
+30, +60, + 90, +120, +150, 180+	Non-performing account for 30, 60, 90, 120, 150, 180 days or more days.